UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 14, 2009	Commission File Number: 0-15204

National Bankshares, Inc.
(Exact name of Registrant as specified in its charter)

Virginia	54-1375874
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

101 Hubbard Street
Blacksburg, VA 24060
(Address of principal executive offices)

 (540) 951-6300
Registrant’s telephone number, including area code

Page 1 of 2 Pages

ITEM 8.01    OTHER EVENTS

On September 14, 2009, National Bankshares, Inc. issued a press release reporting that the Company was named to Sandler O’Neill + Partners L.P.’s 2009 list of “Sm-All Stars”.  The list includes the nation’s top 30 small-cap publicly traded banks and bank holding companies, as identified by Sandler O’Neill’s performance measurement methodology.  A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a)	Exhibits

99.1     National Bankshares, Inc. Press Release dated September 14, 2009.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONAL BANKSHARES, INC.

Date:    September 24, 2009

By: /s/ JAMES G. RAKES
James G. Rakes Chairman President and CEO

Page 2 of 2 Pages